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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3105
                                                      --------

                      Oppenheimer Capital Appreciation Fund
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------
                       Date of fiscal year end: August 31
                                                ---------

                      Date of reporting period: 11/30/2011
                                                ----------

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS  November 30, 2011 (Unaudited)

                                                                      SHARES            VALUE
                                                                   -------------   -------------
COMMON STOCKS -- 98.7%
CONSUMER DISCRETIONARY -- 15.2%
AUTO COMPONENTS -- 1.0%
Johnson Controls, Inc.                                                 1,539,062   $  48,449,672
HOTELS, RESTAURANTS & LEISURE -- 3.1%
McDonald's Corp.                                                       1,144,830     109,354,162
Yum! Brands, Inc.                                                        650,790      36,470,272
                                                                                   -------------
                                                                                     145,824,434
INTERNET & CATALOG RETAIL -- 1.5%
Amazon.com, Inc.(1)                                                      359,560      69,139,792
MEDIA -- 1.4%
Walt Disney Co. (The)                                                  1,887,534      67,668,094
SPECIALTY RETAIL -- 4.1%
Bed Bath & Beyond, Inc.(1)                                               347,009      20,997,515
O'Reilly Automotive, Inc.(1)                                             901,303      69,616,644
Tiffany & Co.                                                            694,509      46,559,883
TJX Cos., Inc. (The)                                                     871,111      53,747,549
                                                                                   -------------
                                                                                     190,921,591
TEXTILES, APPAREL & LUXURY GOODS -- 4.1%
Coach, Inc.                                                            1,035,500      64,811,945
Nike, Inc., Cl. B                                                        717,363      68,995,973
Ralph Lauren Corp.                                                       393,647      55,842,763
                                                                                   -------------
                                                                                     189,650,681
CONSUMER STAPLES -- 11.2%
BEVERAGES -- 3.8%
Brown-Forman Corp., Cl. B                                                474,899      37,901,689
Coca-Cola Co. (The)                                                    1,218,723      81,934,747
SABMiller plc                                                          1,724,780      60,924,112
                                                                                   -------------
                                                                                     180,760,548
FOOD & STAPLES RETAILING -- 2.0%
Costco Wholesale Corp.                                                 1,088,955      92,887,862
FOOD PRODUCTS -- 3.0%
Mead Johnson Nutrition Co., Cl. A                                        259,680      19,569,485
Nestle SA                                                              1,219,320      68,266,438
Unilever NV CVA                                                        1,520,833      51,691,687
                                                                                   -------------
                                                                                     139,527,610
HOUSEHOLD PRODUCTS -- 1.5%
Colgate-Palmolive Co.                                                    759,330      69,478,695
PERSONAL PRODUCTS -- 0.5%
Estee Lauder Cos., Inc. (The), Cl. A                                     205,370      24,229,553
TOBACCO -- 0.4%
Philip Morris International, Inc.                                        233,670      17,815,001
ENERGY -- 11.8%
ENERGY EQUIPMENT & SERVICES -- 5.8%
Baker Hughes, Inc.                                                       885,580      48,361,524
Cameron International Corp.(1)                                           932,550      50,348,375
Ensco plc, Sponsored ADR                                                 474,020      24,634,819
National Oilwell Varco, Inc.                                             780,420      55,956,114

1 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)


                                                             Shares         Value
                                                           -----------   ------------
COMMON STOCKS CONTINUED
ENERGY EQUIPMENT & SERVICES CONTINUED
Schlumberger Ltd.                                            1,210,236   $  91,167,078
                                                                         -------------
                                                                           270,467,910
OIL, GAS & CONSUMABLE FUELS -- 6.0%
Apache Corp.                                                   472,390      46,974,462
Chevron Corp.                                                  810,760      83,362,343
ConocoPhillips                                                 846,095      60,343,495
Occidental Petroleum Corp.                                     915,026      90,496,071
                                                                         -------------
                                                                           281,176,371
FINANCIALS -- 1.6%
CAPITAL MARKETS -- 0.2%
Charles Schwab Corp. (The)                                     781,339       9,344,814
COMMERCIAL BANKS -- 0.4%
Standard Chartered plc                                         955,235      20,856,617
CONSUMER FINANCE -- 1.0%
American Express Co.                                           959,083      46,074,347
HEALTH CARE -- 12.6%
BIOTECHNOLOGY -- 1.0%
Celgene Corp.(1)                                               753,545      47,533,619
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
Baxter International, Inc.                                   1,197,752      61,875,868
Stryker Corp.                                                  961,165      46,933,687
                                                                         -------------
                                                                           108,809,555
HEALTH CARE PROVIDERS & SERVICES -- 0.7%
Express Scripts, Inc.(1)                                       672,237      30,687,619
LIFE SCIENCES TOOLS & SERVICES -- 2.0%
Illumina, Inc.(1)                                              323,810       9,008,394
Mettler-Toledo International, Inc.(1)                          220,046      35,163,351
Thermo Fisher Scientific, Inc.(1)                            1,068,542      50,488,610
                                                                         -------------
                                                                            94,660,355
PHARMACEUTICALS -- 6.6%
Allergan, Inc.                                               1,160,210      97,132,781
Bristol-Myers Squibb Co.                                     2,241,933      73,356,048
Novo Nordisk AS, Cl. B                                         683,783      77,595,201
Roche Holding AG                                               363,412      57,678,130
                                                                         -------------
                                                                           305,762,160
INDUSTRIALS -- 15.2%
AEROSPACE & DEFENSE -- 3.6%
Goodrich Corp.                                                 510,879      62,332,347
Precision Castparts Corp.                                      329,690      54,316,428
United Technologies Corp.                                      708,144      54,243,830
                                                                         -------------
                                                                           170,892,605
AIR FREIGHT & LOGISTICS -- 1.3%
United Parcel Service, Inc., Cl. B                             837,192      60,068,526
ELECTRICAL EQUIPMENT -- 1.4%
Emerson Electric Co.                                         1,214,788      63,472,673

2 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS November 30, 2011 (Unaudited)


                                                                         Shares        Value
                                                                       ---------   --------------
COMMON STOCKS CONTINUED
INDUSTRIAL CONGLOMERATES -- 1.5%
Danaher Corp.                                                          1,449,074   $   70,106,200
MACHINERY -- 5.5%
Caterpillar, Inc.                                                        656,736       64,281,320
Cummins, Inc.                                                            146,180       14,081,519
Deere & Co.                                                              401,694       31,834,250
Joy Global, Inc.                                                         790,836       72,187,510
Parker-Hannifin Corp.                                                    881,331       72,956,580
                                                                                   --------------
                                                                                      255,341,179
ROAD & RAIL -- 1.9%
Union Pacific Corp.                                                      869,478       89,912,720
INFORMATION TECHNOLOGY -- 25.9%
COMMUNICATIONS EQUIPMENT -- 5.3%
Juniper Networks, Inc.(1)                                              1,320,249       29,982,855
QUALCOMM, Inc.                                                         3,968,760      217,488,048
                                                                                   --------------
                                                                                      247,470,903
COMPUTERS & PERIPHERALS -- 6.1%
Apple, Inc.(1)                                                          744,084       284,388,905
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
Corning, Inc.                                                          3,611,493       47,924,512
INTERNET SOFTWARE & SERVICES -- 4.2%
eBay, Inc.(1)                                                          2,064,665       61,093,437
Google, Inc., Cl. A(1)                                                   228,257      136,814,963
                                                                                   --------------
                                                                                      197,908,400
IT SERVICES -- 2.6%
International Business Machines Corp.                                    396,610       74,562,680
Visa, Inc., Cl. A                                                        496,499       48,145,508
                                                                                   --------------
                                                                                      122,708,188
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
Broadcom Corp., Cl. A                                                  1,748,967       53,072,404
SOFTWARE -- 5.5%
Intuit, Inc.                                                           1,307,456       69,608,957
Oracle Corp.                                                           3,701,390      116,038,577
Vmware, Inc., Cl. A(1)                                                   730,319       70,607,241
                                                                                   --------------
                                                                                      256,254,775
MATERIALS -- 5.2%
CHEMICALS -- 3.6%
Albemarle Corp.                                                          358,608       19,554,894
Ecolab, Inc.                                                             887,453       50,602,570
Mosaic Co. (The)                                                         356,060       18,785,726
Praxair, Inc.                                                            777,045       79,258,590
                                                                                   --------------
                                                                                      168,201,780
METALS & MINING -- 1.6%
Freeport-McMoRan Copper & Gold, Inc., Cl. B                            1,233,228       48,835,829
Rio Tinto plc                                                            522,552       27,661,471
                                                                                   --------------
                                                                                       76,497,300
                                                                                   --------------
Total Common Stocks (Cost $3,309,738,673)                                           4,615,947,970

3 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)


                                                                         Shares            Value
                                                                      ------------    ----------------
INVESTMENT COMPANY -- 1.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20% (2,3) (Cost
$57,647,034)                                                            57,647,034    $     57,647,034
Total Investments, at Value (Cost $3,367,385,707)                            100.0%      4,673,595,004
Other Assets Net of Liabilities                                                0.0           1,657,684
                                                                      ------------    ----------------
Net Assets                                                                   100.0%   $  4,675,252,688
                                                                      ============    ================

Footnotes to Statement of Investments

1.   Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                                    Shares         Gross         Gross            Shares
                                                               August 31, 2011   Additions     Reductions    November 30, 2011
                                                               ---------------  ------------  ------------  ------------------
Oppenheimer Institutional Money Market Fund, Cl. E                  50,878,734   190,330,297   183,561,997          57,647,034

                                                                   Value       Income
                                                               ------------   ---------
Oppenheimer Institutional Money Market Fund, Cl. E             $ 57,647,034   $  27,412

3.    Rate shown is the 7-day yield as of November 30, 2011.

4 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of November 30, 2011 based on valuation input level:

                                                                  LEVEL 3 --
                                LEVEL 1 --      LEVEL 2 --       SIGNIFICANT
                              UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                            QUOTED PRICES    OBSERVABLE INPUTS     INPUTS           VALUE
                            ---------------  -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary   $   711,654,264  $              --   $         --   $   711,654,264
   Consumer Staples             463,775,157         60,924,112             --       524,699,269
   Energy                       551,644,281                 --             --       551,644,281
   Financials                    55,419,161         20,856,617             --        76,275,778
   Health Care                  587,453,308                 --             --       587,453,308
   Industrials                  709,793,903                 --             --       709,793,903
   Information Technology     1,209,728,087                 --             --     1,209,728,087
   Materials                    217,037,609         27,661,471             --       244,699,080
Investment Company               57,647,034                 --             --        57,647,034
                            ---------------  -----------------   ------------   ---------------
Total Assets                $ 4,564,152,804  $     109,442,200   $         --   $ 4,673,595,004
                            ---------------  -----------------   ------------   ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

5 |  Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS November 30, 2011 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

6 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

            COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

            CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

            EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

            FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

            INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

            VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

7 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

            COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

            CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended November 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $493,321 and $1,452,545, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of November 30, 2011, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                  $         3,388,344,967
                                                =======================

Gross unrealized appreciation                   $         1,413,001,544
Gross unrealized depreciation                              (127,751,507)
                                                -----------------------
Net unrealized appreciation                     $         1,285,250,037
                                                =======================

8 | Oppenheimer Capital Appreciation Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2011, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:   /s/ William F. Glavin, Jr.
      ----------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 1/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      ----------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 1/10/2012

By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 1/10/2012